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                                                  Exhibit 10 (ii)


                    LIST OF DISCLOSURE SCHEDULES AND EXHIBITS

     The following is a list of Schedules and Exhibits to the Credit Agreement ("Credit Agreement") dated as of March 17, 1994 by and between Allied Products Corporation ("Allied") and Continental Bank N.A., as Agent ("Continental"):

     1. SCHEDULE 9.1 - JURISDICTIONS WHERE COMPANY IS QUALIFIED TO DO BUSINESS. Lists 40 states where Allied is qualified to do business.

     2. SCHEDULE 9.3 - SUBSIDIARIES. Lists the names of all the subsidiaries of Allied and the jurisdictions where they are incorporated and qualified to do business.

     3. SCHEDULE 9.4 - FINANCIAL DISCLOSURE. Lists any variances from GAAP in the preparation of financial statements of Allied, of which there are none.

     4.   SCHEDULE 9.5 - MATERIAL ADVERSE CHANGES.    Lists any material changes
          in the financial condition of Allied, of which there are none.

     5. SCHEDULE 9.6 - LITIGATION. Describes certain litigation and claims pending against Allied.

     6. SCHEDULE 9.8 - RETIREE MEDICAL BENEFITS. Describes contingent liabilities with respect to post-retirement benefits under Allied's welfare plan.

     7. SCHEDULE 9.14 - INSURANCE POLICIES. Describes the insurance policies held by Allied.

     8. SCHEDULE 9.15 - BUSINESS LOCATIONS. Lists the places of business of the subsidiaries of Allied.

     9. SCHEDULE 9.17 - DISCLOSURE OF ENVIRONMENTAL MATTERS. Describes failures to comply with applicable environmental laws, areas which may require government approval for operation, litigation or investigation into the release of hazardous materials, and pending material liabilities.

     10. SCHEDULE 9.18 - DISCLOSURE OF ENVIRONMENTAL RISKS. Lists any underground storage tanks, landfills or dumps, and hazardous waste management facilities.

     11. SCHEDULE 10.1.3 - DIRECTORS' STATEMENTS. Statement of the Chief Accounting Officer of Allied attesting to attached unaudited November 1993 financial statements of Allied and subsidiaries.

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     12.  SCHEDULE 10.5 - BUDGETED GAINS ON SALES OF ASSETS.  Describes budgeted gains on anticipated sales of certain real property.

     13. SCHEDULE 10.10 - ACTUAL AND ESTIMATED DEBT BALANCES. Describes outstanding indebtedness of Allied and its subsidiaries.

     14. SCHEDULE 10.11 - PERMITTED LIENS. Lists existing liens permitted against Allied.

     15. SCHEDULE 10.13 - PERMITTED DISPOSITIONS. Lists surplus properties held for sale or lease.

     16.  SCHEDULE 10.14 - INVESTMENTS.  Describes certain investments of
          Allied.

     17. EXHIBIT A - COMMITMENT LIMITS AND PERCENTAGES. Identifies the commitment limits and percentages of each of the lenders under the Credit Agreement.

     18. EXHIBIT B - BORROWING BASE REPORT. Provides a form of Borrowing Base Report.

     19. EXHIBIT C - FORM OF REVOLVING NOTE. Provides a form of Revolving Note under the Credit Agreement.

     20. EXHIBIT D - SECURITY AGREEMENT. Provides a form of the Security Agreement to be delivered under the Credit Agreement.

     21. EXHIBIT E - COMPANY'S COUNSEL OPINION LETTER. Provides forms of opinions of Gardner, Carton & Douglas (outside counsel to Allied) and General Counsel of Allied.


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